Related parties	12 Months Ended
Dec. 31, 2024
Related party transactions [abstract]
Related parties	Related parties
i)                   Transactions with key management personnel
Compensation to Directors and executive officers of the Group comprised the following:

	2024	2023	2022
(in $ millions)	$	$	$
Short-term employee benefits	8	7	7
Post-employment benefits	*	*	*
Share-based payment	51	103	160
*Amount less than $1 million
The aggregate value of transactions and outstanding balances related to key management personnel and entities over which they have control or joint control is insignificant.
The Group did not enter into other significant related party transactions.
With effect from April 1, 2024, Grab expanded its Board of Directors to seven from six members, with two members newly appointed and one existing member retiring from that date.
There were no significant changes to the compensation scheme during the year.